Exhibit 10.6

FOURTH AMENDMENT

THIS FOURTH AMENDMENT (this “Amendment”) dated as of May 27, 2009 to the Credit Agreement referenced below is by and among CACI INTERNATIONAL INC, a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a revolving credit and term loan facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) dated as of May 3, 2004 among the Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

WHEREAS, the Required Lenders have agreed to the requested modifications on the terms set forth herein and have authorized and directed the Administrative Agent to enter into this Amendment on their behalf; and

WHEREAS, the Administrative Agent has entered into this Amendment on behalf of itself and the Lenders.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. In Section 8.02 of the Credit Agreement clauses (n) and (o) are renumbered as (o) and (p) and a new clause (n) is inserted to read as set forth below:

(n) Investments by the Borrower or any Domestic Subsidiary in any Foreign Subsidiary used by such Foreign Subsidiary solely to pay the purchase price of Permitted Acquisitions, provided that the aggregate outstanding amount of such Investments shall not at any time exceed the lesser of (i) $55 million and (ii) the aggregate Acquisition Consideration permitted to be paid by the Borrower and its Subsidiaries under clause (e) of the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties;

(b) receipt by the Administrative Agent of consents from the Required Lenders authorizing and directing the Administrative Agent to enter into this Amendment on their behalf; and

(c) payment by the Borrower to the Administrative Agent, for the ratable benefit of each Lender that executes and delivers this Amendment by May 27, 2009 (each an “Approving Lender”), of an amendment fee equal to five basis points (0.05%) on each Approving Lender’s Revolving Commitment and the outstanding principal amount of the Term B-2 Loan held by each Approving Lender.

4. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants that, except as affected by this Amendment and the matters referenced herein, the representations and warranties set forth in the Loan Documents are true and correct as of the date hereof (except those that expressly relate to an earlier period).

5. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Credit Agreement or the other Loan Documents.

6. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

7. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

8. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original and shall constitute a representation that an original shall be delivered.

9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CACI INTERNATIONAL INC, a Delaware corporation

	By:	/s/ Thomas Mutryn
	Name:	Thomas Mutryn
	Title:	Executive Vice President & CFO

GUARANTORS:	CACI PRODUCTS COMPANY, a Delaware corporation
CACI PRODUCTS COMPANY CALIFORNIA, a California corporation
CACI, INC. - FEDERAL, a Delaware corporation
CACI, INC. - COMMERCIAL, a Delaware corporation
CACI TECHNOLOGIES, INC., a Virginia corporation
CACI DYNAMIC SYSTEMS, INC., a Virginia corporation
CACI PREMIER TECHNOLOGY, INC., a Delaware corporation
CACI MTL SYSTEMS, INC., a Delaware corporation
CACI SYSTEMS, INC., a Virginia corporation
CACI-CMS INFORMATION SYSTEMS, INC., a Virginia corporation
CACI ENTERPRISE SOLUTIONS, INC., a Delaware corporation
R.M. VREDENBURG & CO., a Virginia corporation
CACI-WGI, INC., a Delaware corporation
CACI SECURED TRANSFORMATIONS, INC., a Florida corporation
CACI-NSR, INC., a Delaware corporation
CACI TECHNOLOGY INSIGHTS, INC., a Virginia corporation
CACI-ATHENA, INC., a Delaware corporation
BUSINESS DEFENSE AND SECURITY CORPORATION, a Virginia corporation
IPA INTERNATIONAL, INC., a Virginia corporation
CACI-ISS, INC., a Delaware corporation
CACI-IQM, INC., a Virginia corporation

	By:	/s/ Thomas Mutryn
	Name:	Thomas Mutryn
	Title:	Executive Vice President & CFO

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent for and on behalf of the Lenders

	By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Assistant Vice President